UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    April 1, 2005
                                                    ----------------------------

                           Interleukin Genetics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             000-23413                                     94-3123681
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     (Commission File Number)                  (IRS Employer Identification No.)


      135 Beaver Street Waltham, MA                              02452
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (781) 398-0700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

         The Registrant is furnishing its press release dated April 1, 2005, which announced that it is conducting a review of the accounting treatment of its March 2003 sale of Series A Convertible Preferred Stock and convertible long-term debt in its previously reported financial statements for the year ended December 31, 2003 and that the filing of its Annual Report on Form 10-K for the year ended December 31, 2004 will be delayed until the completion of the review.
         The Registrant is also furnishing its press release dated April 7, 2005 which announced that it is continuing its review of the accounting of the convertible Preferred stock and convertible Long-term Debt. The Registrant also announced that it is reviewing the accounting treatment of its research and development agreements with affiliates of Alticor. As a result of its review, the Registrant expects to restate its previously reported financial statements and reclassify some or all of the payments received under those research agreements from revenue to equity. The Registrant expects to file its Annual Report on Form 10-K for the year ended December 31, 2004 during the week of April 11, 2005 and will schedule an investor conference call shortly thereafter.

         The press releases are attached to this Report as Exhibit 99.1 and 99.2 and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.     Description
-----------     -----------
   99.1         Press Release dated April 1, 2005.
   99.2         Press Release dated April 7, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Interleukin Genetics, Inc.
                                              --------------------------
                                              (Registrant)



Date: April 4, 2005                           /s/ Fenel M. Eloi
                                              -----------------------------
                                              Fenel M. Eloi
                                              Chief Operating Officer,
                                              Chief Financial Officer,
                                              Treasurer and Secretary